THE ADVISORS' INNER CIRCLE FUND II (THE "TRUST")

          REAVES UTILITIES AND ENERGY INFRASTRUCTURE FUND (THE "FUND")

                      SUPPLEMENT DATED SEPTEMBER 15, 2016
TO THE CLASS A SHARES PROSPECTUS AND THE INSTITUTIONAL CLASS SHARES PROSPECTUS,
               EACH DATED NOVEMBER 28, 2015 (THE "PROSPECTUSES")
AND THE STATEMENT OF ADDITIONAL INFORMATION, DATED NOVEMBER 28, 2015 (THE "SAI")

This supplement provides new and additional information beyond that contained in the Prospectuses and SAI, and should be read in conjunction with the Prospectuses and SAI.

Effective on or about November 30, 2016 (the "Conversion Date"), the Fund will automatically convert its outstanding Class A Shares to Institutional Class Shares of the Fund. After the Conversion Date, Class A Shares will no longer be offered by the Fund, and will be terminated as a separately designated class of the Fund.

The automatic conversion of the Fund's Class A Shares into Institutional Class Shares on the Conversion Date is not expected to be a taxable event for federal income tax purposes or to result in the recognition of gain or loss by converting shareholders, although shareholders should consult their own tax advisors.

The fees and expenses of Institutional Class Shares, which are set forth in the Institutional Class Shares Prospectus, do not include the 4.75% maximum sales charge (load) imposed on purchases of Class A Shares or the 0.25% distribution and service (12b-1) fee payable with respect to Class A Shares.

Additionally, effective as of the Conversion Date, the minimum initial investment for Institutional Class Shares will be $1,000, and all references to "$1,000,000" in the Institutional Class Shares Prospectus are hereby deleted and replaced with "$1,000."


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                 WHR-SK-012-0100